UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2006

CORNELL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14472	76-0433642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 West Loop South, Suite 1500
Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

(713) 623-0790

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

In this Current Report on Form 8-K and in the exhibit included as part of this Current Report, “Cornell,” “we,” “us,” and “our” refer to Cornell Companies, Inc. and its subsidiaries.

On November 7, 2006, we issued a press release setting forth certain preliminary results for the three and nine months ended September 30, 2006.  Information contained in this press release may reference a proposed merger transaction announced by the Company on October 9, 2006.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by this reference.

Important additional information regarding the merger will be filed with the SEC.

In connection with the proposed merger, Cornell Companies will file a proxy statement with the Securities and Exchange Commission (SEC).  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO.  Investors and security holders may obtain a free copy of the proxy statement (once available) and other documents filed by Cornell at the SEC’s website at http://www.sec.gov.  The proxy statement and other relevant documents (when available) may also be obtained free of charge from Cornell Companies by directing such requests to Cornell Companies, Attn: Investor Relations, 1700 W Loop South Suite 1500, Houston, Texas  77027, telephone:  (713) 623-0790.

Cornell Companies and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger.  Information concerning the interests of Cornell’s participants in the solicitation, which may be different from those of Cornell stockholders generally, is set forth in the Company’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC, and in the proxy statement relating to the merger (once available).

Certain statements included in this news release are intended as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made.  The Company cautions that, as a result of numerous risks, uncertainties and other factors, actual future results may vary materially from those expressed or implied in any forward-looking statements and in particular, there can be no assurance that that any transaction will occur with respect to the Company. Risk factors include, but are not limited to:  (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that may be instituted against Cornell and others following announcement of the merger agreement; (3) the inability to complete the merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to completion of the merger, including the receipt of stockholder approval and expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (4) the failure to obtain the necessary financing arrangements set forth in commitment letters received in connection with the merger; (5) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (6) the ability to recognize the benefits of the merger; (7) the amount of the costs, fees, expenses and charges related to the merger and the actual terms of certain financings that will be obtained for the merger; and (8) the impact of the substantial indebtedness incurred to finance the consummation of the merger.  Many factors that may affect the completion of the transaction are beyond the Company’s ability to control or predict.  Each forward looking-statement speaks only as of the date of the particular statement, and Cornell Companies undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.  Information in this release is subject to adjustment resulting from further review and the obtaining of additional information that may impact our consolidated financial statements.  More information about the risks and uncertainties inherent in the Company’s businesses relating to these forward-looking statements are found in the Company’s SEC filings, which are available free of charge on the SEC’s web site at http://www.sec.gov.

This release includes non-GAAP (pro forma) revenue, non-GAAP (pro forma) income from operations, non-GAAP (pro forma) net income, non-GAAP (pro forma) net income per share data, and non-GAAP (pro forma) earnings before interest, taxes, depreciation and amortization (EBITDA).  These measures are not in accordance with, or an alternative for, Generally Accepted Accounting Principles and may be different from non-GAAP (pro forma) measures used by other companies.  Our management believes that the presentation of non-GAAP (pro forma) revenue, non-GAAP (pro forma) income from operations, non-GAAP (pro forma) net income, non-GAAP (pro forma) net income per share data, and non-GAAP (pro forma) EBITDA, when shown in conjunction with the corresponding GAAP measures, provides useful information to investors regarding financial and business trends relating to our financial condition and results of operations.  Our management further believes that where the adjustments used in calculating non-GAAP (pro forma) revenue, non-GAAP (pro forma) income from operations, non-GAAP (pro forma) net income, non-GAAP (pro forma) net income per share data, and non-GAAP (pro forma) EBITDA  are based on specific, identified charges that impact different line items in our statements of operations, it is useful to investors to know how these specific line items in the statements of operations are affected by these adjustments.

Item 8.01.  Other Events.

On November 7, 2006, we issued a press release setting forth certain preliminary results for the three and nine months ended

September 30, 2006.  Please refer to the information in Item 2.02 above.

Item 9.01               Financial Statements and Exhibits.

The information contained in this Item 9.01 and in the accompanying exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(c) Exhibits.

Exhibit No.	Description
99.1	Press release, dated November 7, 2006, reporting results of operations for the three and nine months ended September 30, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNELL COMPANIES, INC.
Dated: November 7, 2006

	By:	/s/ Patrick N. Perrin

Patrick N. Perrin

Senior Vice President, Chief Administrative Officer, and Secretary